SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         OCTOBER 26, 1999



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE               1-12332                     95-2492236
(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)         File Number)              Identification No.)

     2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA                35223
      (Address of principal executive offices)                (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (205) 879-9230

                                       N/A

         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

     On October 26, 1999, Registrant issued a press release with respect to its earnings which is included as an Exhibit to this Current Report and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (C)   EXHIBITS

              The following exhibit is included herein.

                    Exhibit 99: Press Release dated October 26, 1999.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PROTECTIVE LIFE CORPORATION

                                                  BY/S/JERRY W. DEFOOR
                                                  Jerry W. DeFoor
                                                  Vice President and Controller

Dated:   October 26, 1999

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                                  Exhibit Index

EXHIBIT NUMBER                     DESCRIPTION                 PAGE NUMBER

      99.            Press Release Dated October 26, 1999



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